MERCANTILE LONG-SHORT MANAGER FUND LLC

FINANCIAL STATEMENTS
MARCH 31, 2003

MERCANTILE LONG-SHORT MANAGER FUND LLC
CONTENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                        PAGE(S)
Fund Commentary (unaudited) ...............................................  1
REPORT OF INDEPENDENT ACCOUNTANTS .........................................  5
FINANCIAL STATEMENTS
Schedule of Investments ...................................................  6
Statement of Assets and Liabilities .......................................  7
Statement of Operations ...................................................  8
Statement of Changes in Members' Capital ..................................  9
Statement of Cash Flows ................................................... 10
Financial Highlights ...................................................... 11
Notes to Financial Statements ............................................. 12
Liquidity of Investment Funds (unaudited) ................................. 17
Directors and Officers of the Company (unaudited) ......................... 18

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

Dear Member:


At the close of the first fiscal year of Mercantile Long-Short Manager Fund LLC (the "Company"), we are pleased to present you with the following detailed look at the Fund's allocations and investments, as well as our analysis of the impact of economic and market conditions on the Fund for the recently closed year.

For the fiscal year ended March 31, 2003, the Fund returned -1.22% net of all fees, expenses, and incentive allocation. For the sake of comparison, the S&P 500 returned -3.15%, the Nasdaq returned 0.58% and the MSCI World returned -6.18% for the same time period.

Due to the varying strategies and markets in which our underlying managers invest, a number of different factors often impact the portfolio. In January and February this was true but in March, the situation in Iraq completely dominated the investment landscape. Prudent fundamental analysis of investments became an almost irrelevant factor in the movement of markets. This is a difficult environment for most investors, and hedge funds are no exception. In late February and early March we saw a number of managers reduce exposure and decrease capital at risk ahead of the invasion rather than hope to get lucky on the outcome of unpredictable events. Preservation of capital is one of the most important aspects of the Mercantile Long Short Manager Fund, and we are very comfortable with this type of action by our managers. As the conflict nears conclusion and the markets can be seen with more clarity, we again expect the managers to begin to put capital to work seeking the highest risk adjusted returns.

Throughout the quarter investors received conflicting economic data that gave no clear indication of the direction of the economy. This was reflected in the markets as they bounced around in a range bound fashion. The big exception was the high yield bond market, as credit spreads continued to narrow in January. The Fund has virtually no exposure to these markets so we were unable to participate significantly in this rally. In Japan, the Nikkei traded below 8000 during the quarter, a 20-year low, and the rest of Asia was affected by an outbreak of SARS, a highly contagious and deadly illness. Financial contagion continued throughout continental Europe as both Germany and France openly discussed breaking through the restrictive 3% debt ceiling imposed by the European Union's curiously named Stability and Growth pact. Strangely, neither of them offered apologies or solutions for breaching the rules they helped to write. Meanwhile, they continue to insist that prospective new member countries stay below the 3% limit.

----------
* The performance indicated herein is for an investor in the Fund at the inception of the period. The rate of return for a member admitted to the Fund after the inception of the period or who has added or withdrawn capital since such date may differ from the return reflected herein. Past performance is no guarantee of future results.

** These indices are unmanaged and are included for comparison purposes only. The underlying managers used by the Fund do not restrict their selection of securities to those comprising the indices. For more complete information concerning the indices, or the investment strategies used by the Fund, please see the Fund's Confidential Memorandum, as supplemented or previously provided.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

The following discussion provides a more in-depth analysis of the underlying managers currently employed by the Fund.


Hedged Equity: Our general hedged equity managers do not tend to look at the universe in the same way. Our deep value small cap and growth at a reasonable price mid cap manager have both found companies to buy at attractive prices over the last six months. However, they have not seen price moves yet. They expect to lag the markets under the current volatile conditions.


Our two other general hedged equity managers are both all cap investors but one is more conservative than the other. In general, they both did not expect Q1 results to be as positive as they have been. There are many results still to come in but they are more optimistic than they have been in a while. Our managers believe opportunities appear still in the energy space, retail is mixed, healthcare and biotech are solid, they are bearish on cyclicals but they are seeing some turnaround there now and low net exposure to tech. Corporate capital expenditures are still tight and contracting though, so there is reason for caution.


International: True to our managers' predictions of 2003 being another tough year following 2002, the first quarter proved difficult. However, there are some signs of optimism going into the second quarter. The uncertainty surrounding the war has been lifted, the dollar continues to drop, and valuations have indeed become acceptable - especially in Europe. In the post-war environment, our Asia manager expects the risk appetite to improve and they have positioned themselves to take advantage of this. They remain light on Korea and are not convinced the bottom has passed. Again, corporate capex is stagnant or contracting, household debt is 180% of disposable income and government is the only growth story. Currently Asian markets are trading at .8 correlation to the US markets.


The best news comes out of the emerging markets where our manager believes considerable value will be realized over the next several months. The war had virtually no effect on them in the 1st quarter and that helps them again going forward. Their distressed/turnaround investments have the best possibilities for capital appreciation. They are shifting exposure away from Eastern Europe and into Latin America with a bias toward distressed assets.


Sectors: Our biotechnology fund benefited from positive clinical and regulatory events in the last quarter in an environment where individual company valuations were volatile and non-sensical. They expect this to continue and so they remain cautious and fairly market neutral.


Our technology manager also remains cautious and is also fairly market neutral in his exposure. They expect the tech market and the economy as a whole to get worse before it gets better. In the absence of any "killer applications" or "game changing" technology the tech sector remains subject to the underlying economic cycle.


Our financials manager continues to see opportunities in mortgage-related industries, home building , banks and brokerage and investment companies. They also are finding short opportunities in home building, subprime lending, capital markets and commercial real estate. Real estate related trades have always been a part of this manager's portfolio.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

Shorts: Our short-biased manager had disappointing results. Recently he has increased his long exposure to try to weather market rallies a bit more effectively. We are in the final stages of our search for another short manager. If we end up selecting this manager and if asset flows allow, we will add a small allocation to a new short manager at the next fund opening. This new short manager would have lower volatility and a differentiated return stream based on a more systematic investment methodology.


Event Driven: Our pure play event driven manager believes that the environment has improved greatly for their strategy. Particularly favorable has been the drop in market volatility since they are not traders, and the increased M&A talk which plays well for their portfolio.


Our catastrophe bond fund is carrying on steadily. The fund is 54% exposed to earthquakes, primarily in Japan and California, 58% exposure to hurricanes on the East Coast and Florida, 305 exposed to European winds, 2% exposure to Japanese Typhoons and 9% to various other small investments. New issuance activity is heavy in January and February and the fund is now fully invested.


Distressed: Our distressed manager is unusual in his sector because he invests both long and short. At the end of March, he was 100% gross invested and 18% net. Record high yield money flows have helped to push prices higher and have provided momentum for distressed investors. This manager, however, is very mindful of attendant credit risk particularly given the weak corporate and economic data. Hence is large short position. His portfolio construction has allowed him to generate steady positive returns with very low volatility - a rarity in the distressed area.


Embarking on the current fiscal year, we have added two new managers to the portfolio: first, a global long short manager and second, a media focused sector manager. We believe that these managers will help to diversify the portfolio risk to any single manager and will provide uncorrelated and interesting investment opportunities for the fund's investors.


The general long/short manager has a team of sixteen associates, including twelve investment professionals. The analysts cover five broad sectors (consumer, energy, financials, healthcare, technology/telecommunications) and concentrate their investments in those sectors, thus combining the focus of individual sectors into a multi-strategy fund. The fund was closed to new investors almost immediately after its initial launch in 1998 but reopened after one of the partners retired from the firm in mid-2002. The fund performed well during the transition period and has actually improved performance since the partner's departure.


The global long/short manager has over 20 years of investing experience. He approaches global investment from the unusual perspective of examining the movement of industries worldwide. Industries that are growing or thriving contain potential long candidates and industries that are stagnant or slowing provide potential short candidates. Once the industries have been identified, individual companies within those industries are selected using a bottom-up fundamental analysis process.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

On balance, while we were disappointed with our absolute performance since inception, we are pleased with our manager selection and believe that with approximately 30% net exposure to the markets, the fund is positioned well to capture any sustained market improvement while still protecting assets from any dramatic downturn.






                                                Howard Singer, Managing Director
                                                CIBC World Markets Corp.
                                                Managing Member

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Members of the Mercantile Long-Short Manager Fund
LLC:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in members' capital and cash flows and the financial highlights present fairly, in all material respects, the financial position of the Mercantile Long-Short Manager Fund LLC (the "Company") at March 31, 2003, the results of its operations, the changes in members' capital and cash flows and the financial highlights for the period December 30, 2002 (commencement of investment operations) through March 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and advisor, provides a reasonable basis for our opinion.


The financial statements include securities valued at $22,394,195 (90.33% of the Company's net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

May 30, 2003

MERCANTILE LONG-SHORT MANAGER FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

INVESTMENT FUNDS                                               COST          VALUE         % OF NET ASSETS
Artis Technology Qualified Partners, L.P.                  $1,800,000   $ 1,834,886                7.40 %
Banyan Fund, L.P.                                           1,500,000     1,412,343                5.70
Basswood Financial Partners, L.P.                           1,800,000     1,804,946                7.28
Bedford Falls Investors, L.P.                               1,000,000     1,006,232                4.06
Castle Creek LifeSciences, L.L.C.                           1,000,000     1,124,408                4.54
DMG Legacy Fund, L.L.C.                                     2,500,000     2,411,441                9.73
Habert Distressed Investment Fund, L.P.                     1,500,000     1,583,072                6.39
Hygrove Capital Fund, L.P.                                  1,500,000     1,455,806                5.87
Lansdowne European Strategic Equity Fund, L.P.              1,500,000     1,454,321                5.86
Polar Bear Fund, L.P.                                       1,500,000     1,464,203                5.91
SEG Partners II, L.P.                                       1,800,000     1,739,174                7.01
Van Eck Global Opportunity Fund, L.P.                       1,500,000     1,572,026                6.34
Willis Catastrophe Investment Fund, L.P.                    1,800,000     1,830,719                7.38
Wynnefield Partners Small Cap Value, L.P.                   1,800,000     1,700,618                6.86
                                                          -----------   -----------       --------------
   Total Investment Funds                                  $22,500,00   $22,394,195               90.33 %
                                                          ===========   ===========       ==============

The aggregate cost of investments for tax purposes was $22,500,000. Net unrealized depreciation on investments for tax purposes was $105,805 consisting of $356,289 of gross unrealized appreciation and $462,094 of gross unrealized depreciation.


The investments in Investment Funds shown above, representing 90.33% of members' capital, have been fair valued in accordance with proceeding established by the Board of Directors.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost, $22,500,000)                      $ 22,394,195
Investments in Investment Funds paid in advance                   2,250,000
Cash                                                                317,475
Prepaid expenses                                                     13,007
                                                               ------------
   Total assets                                                  24,974,677
                                                               ------------
LIABILITIES
Management fee payable                                               77,720
Administration fee payable                                           12,460
Due to MCA                                                            9,346
Other accrued expenses                                               82,242
                                                               ------------
   Total liabilities                                                181,768
                                                               ------------
   Net assets                                                  $ 24,792,909
                                                               ============
MEMBERS' CAPITAL
Capital                                                          24,898,714
Net unrealized depreciation on investments                         (105,805)
                                                               ------------
   Members' capital                                            $ 24,792,909
                                                               ============

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF OPERATIONS
PERIOD FROM DECEMBER 30, 2002 * THROUGH MARCH 31, 2003
--------------------------------------------------------------------------------

EXPENSES
Management fee                                                         $ 77,720
Administration fees                                                      43,609
Member servicing fees                                                    15,575
Organizational costs                                                      9,346
Professional fees                                                        79,667
Printing fees                                                             2,000
Directors fees                                                           15,639
Registration fees                                                         2,590
Custodian fees                                                              623
Other expenses                                                            1,241
                                                                      ----------
   Total fees                                                           248,010
Administration fees waived                                              (31,149)
Member servicing fees waived                                            (15,575)
                                                                      ----------
   Net expenses                                                         201,286
                                                                      ----------
   Net investment loss                                                 (201,286)
                                                                      ----------
Net change in unrealized depreciation on investments                   (105,805)
                                                                      ----------
Net decrease in members' capital derived from investment activities   $(307,091)
                                                                      ==========

 * Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF CHANGES IN MEMBERS' CAPITAL
PERIOD FROM DECEMBER 30, 2002 * THROUGH MARCH 31, 2003
--------------------------------------------------------------------------------

                                                          MANAGING  LIMITED INTEREST
                                                           MEMBER        MEMBERS           TOTAL
FROM INVESTMENT ACTIVITIES
Net investment loss                                      $   (802)    $   (200,484)    $   (201,286)
Net change in unrealized depreciation
   on investments                                            (421)        (105,384)        (105,805)
                                                         --------     ------------     ------------
     Net decrease in members' capital
        derived from investment activities                 (1,223)        (305,868)        (307,091)
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                          100,000       25,000,000       25,100,000
Cost of Interests repurchased                                   -                -                -
                                                         --------     ------------     ------------
     Net increase in members' capital
        derived from capital transactions                 100,000       25,000,000       25,100,000
MEMBERS' CAPITAL
Beginning of period                                             -                -                -
                                                         --------     ------------     ------------
End of period                                            $ 98,777     $ 24,694,132     $ 24,792,909
                                                         ========     ============     ============

 * Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
STATEMENT OF CASH FLOWS
PERIOD FROM DECEMBER 30, 2002 * THROUGH MARCH 31, 2003
--------------------------------------------------------------------------------

CASH FLOWS USED IN OPERATING ACTIVITIES
Net decrease in net assets from operations                         $   (307,091)
Adjustments to reconcile net investment loss to net cash used in operating activities
    Purchases of investments                                        (22,500,000)
    Increase in investments in investment funds paid in advance      (2,250,000)
    Increase in prepaid expenses                                        (13,007)
    Increase in management fee payable                                   77,720
    Increase in administration fee payable                               12,460
    Increase in organizational costs payable                              9,346
    Increase in other accrued expenses                                   82,242
    Unrealized depreciation on securities                               105,805
                                                                   ------------
       Net cash used in operating activities                        (24,782,525)
                                                                   ------------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                25,100,000
                                                                   ------------
        Net cash provided by financing activities                    25,100,000
                                                                   ------------
        Net increase in cash and cash equivalents                       317,475
CASH AND CASH EQUIVALENTS
Beginning of period                                                           -
                                                                   ------------
End of period                                                      $    317,475
                                                                   ============

 * Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
FINANCIAL HIGHLIGHTS
PERIOD FROM DECEMBER 30, 2002 * THROUGH MARCH 31, 2003
--------------------------------------------------------------------------------

Total return before incentive fee allocation(1)                         (1.22)%
Incentive fee allocation                                                    -
                                                                      ---------
Total return after incentive fee allocation(1)                          (1.22)%
                                                                      ---------
Net assets, end of period (000's)                                     $24,793
                                                                      =========
RATIOS TO AVERAGE NET ASSETS
Operating expenses, before waivers (2)(3)                                4.00 %
Operating expenses, net of waivers (2)(3)                                3.25 %
Net investment loss, before waivers (3)                                 (4.00)%
Net investment loss, net of waivers (3)                                 (3.25)%
Portfolio turnover rate (4)                                              0.00 %

 * Commencement of investment operations.

(1) Total return is for the period indicated and has not been annualized. Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.

(2) Does not include expenses of the Investment Funds in which the Company invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.

(3) Annualized.
(4) Not annualized.


    The accompanying notes are an integral part of the financial statements.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

1.  ORGANIZATION

    Mercantile Long-Short Manager Fund LLC (the "Company") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company.

    The Company seeks to achieve equity-like capital appreciation while attempting to limit risk through the use of a multi-strategy, multi-manager, diversified investment philosophy. Substantially all of the assets of the Company will be invested in the securities of privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies. The Company invests in a portfolio of Investment Funds that have either a low correlation with the equity and fixed income markets, or which, when balanced with other strategies, lower the correlation of the Company's total performance to the equity and fixed income markets. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the investment Managers are generally expected to range from 15% to 25% of net profits annually. The Company commenced investment operations on December 30, 2002.


    The Company's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Company on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Company.


    Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Company subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Company. MCA provides the Company with ongoing investment guidance, policy direction, and monitoring of the Company.


    MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T"). Mercantile Bankshares Corporation ("MBC") is a holding company for MSD&T and its affiliates. At March 31, 2003, MCA and MCB had a capital balance in the Company of $98,777 and $24,694,132, respectively.


    Generally, initial and additional applications for limited liability company interests ("Interests") by eligible members may be accepted at such times as the Company may determine. The Company reserves the right to reject any applications for Interests in the Company. The Company from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. After December 31, 2003, MCA expects that it will recommend to the Board that the Company offer to repurchase Interests from members semi-annually.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES


    The Company's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Company:


  A. PORTFOLIO VALUATION

    The net asset value of the Company is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.


    Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Company's valuation. As a general matter, the fair value of the Company's interest in an Investment Fund will represent the amount that the Company could reasonably expect to receive from an Investment Fund if the Company's interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Company on a timely basis, the Company would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.


    Investments in mutual funds are valued at the closing net assets value per share on the date of valuation.


    Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

  B. INCOME RECOGNITION AND SECURITY TRANSACTIONS

    Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

    Distributions from Investment Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the US income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

  C. FUND EXPENSES

    The Company will bear all expenses incurred in its business other than those that MCA assumes. The expenses of the Company include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Company's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Company's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

    The Company's organization costs were borne by MCA. The Company will reimburse MCA for these expenditures for a period not to exceed the first twelve months after the Closing Date ("December 31, 2002"). MCA has agreed to limit the amount of each monthly reimbursement payment by the Members to 0.0125% (0.15% on an annualized basis) of the Company's net assets as of the end of each month during such period. The Company reimbursed MCA $9,346 during the period ended March 31, 2003. At March 31, 2003, reimbursed fees are included in Due to MCA.

  D. INCOME TAXES

    The Company intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.


  E. DISTRIBUTION POLICY

    The Company has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.


  F. CASH AND CASH EQUIVALENTS

    The Company treats all highly liquid financial instruments that mature within three months as cash equivalents.


  G. USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires MCA to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. MCA believes that the estimates utilized in preparing the Company's financial statements are reasonable and prudent; however, actual results could differ from these estimates.



3.  MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER


    The Company pays the Managing Member a quarterly management fee at the annual rate of 1.25% of the net asset value of the Company as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases by the Company. In addition to the management fee, the Managing Member will be paid an incentive fee equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount. At March 31, 2003, MCA did not earn any incentive fees. MCA has

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

    entered into an investment advisory agreement with CIBC Oppenheimer Advisers, LLC (the "Advisor"), to advise the Company. The Advisor is responsible for providing day-to-day investment management services to the Company. In consideration for such services, MCA pays the Advisor half of the management and incentive fees earned from the Company.


    The Company has also retained MCA to serve as the administrator to the Company. The Company will pay MCA an administration fee at the annual rate equal to 0.70% of the Company's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Company. MCA has voluntarily agreed to waive 0.50% of the administration fee. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Company's sub-administrator. SEI provides administrative, accounting, and investor services to the Company as well as serving in the capacity of transfer and distribution disbursing agent for the Company. As compensation for services provided, MCA will pay SEI a fee or fees as may be agreed to in writing by MCA and SEI.


    The Company has adopted a Member Servicing Agreement with MCA, whereby MCA may enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), performs investor services for its customers who are members of the Company. The Company will pay a fee to MCA to reimburse MCA for payments made to Member Service Providers. This fee is expected to be paid monthly at an annualized rate of up to 0.25% of the net assets value held by members that receive services from a Member Service Provider, determined as of the last day of the calendar month (before any capital account withdrawals or Incentive Fee). Currently, MCA is waiving all member servicing fees.


    SEI Private Trust Company acts as custodian (the "Custodian") for the Company's assets. In consideration for such services, the Company will pay the Custodian a monthly fee based on month-end net assets, at an annual rate of up to 0.01%.


    Each Board member receives an annual retainer of $9,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $7,500. The Company also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board members meetings by the Company for the period ended March 31, 2003 were $15,639.


    Net profits or net losses of the Company for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Company. Net profits or net losses will be measured as the net change in the value of the net assets of the Company during a fiscal period, before giving effect to any repurchases of interest in the Company, and excluding the amount of any items to be allocated to the capital accounts of the members of the Company, other than in accordance with the members' respective investment percentages.

MERCANTILE LONG-SHORT MANAGER FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------

4.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK


    In the normal course of business, the Investment Funds in which the Company invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Company's risk of loss in these Investment Funds is limited to the value of these investments reported by the Company.



5.  CONCENTRATION OF RISK


    The Company invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.


    Various risks are also associated with an investment in the Company, including risks relating to the multi-manager structure of the Company, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.


    In the normal course of business the Company enters into contracts that contain a variety of representations, which provide general indemnifications. The Company's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

6.  INVESTMENT TRANSACTIONS

    For the period ended March 31, 2003, purchases and sales of investments (excluding short-term securities) were $22,500,000 and $0, respectively.

MERCANTILE LONG-SHORT MANAGER FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

The Investment Funds provide for periodic redemptions ranging from monthly to annual with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                                    LIQUIDITY
   Artis Technology Qualified Partners, L.P.                        Quarterly
   Banyan Fund, L.P.                                                Quarterly
   Basswood Financial Partners, L.P.                                Quarterly
   Bedford Falls Investors, L.P.                                    Quarterly
   Castle Creek LifeSciences, L.L.C.                                Quarterly
   DMG Legacy Fund, L.L.C.                                          Quarterly
   Habert Distressed Investment Fund, L.P.                          Quarterly
   Hygrove Capital Fund, L.P.                                       Quarterly
   Lansdowne European Strategic Equity Fund, L.P.                   Annually
   Polar Bear Fund, L.P.                                            Annually
   SEG Partners II, L.P.                                            Quarterly
   Van Eck Global Opportunity Fund, L.P.                            Quarterly
   Willis Catastrophe Investment Fund, L.P.                         Annually
   Wynnefield Partners Small Cap Value, L.P.                        Quarterly

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

The business and affairs of the Company are managed under the general supervision of the Company's Board of Directors in accordance with the laws of the State of Maryland and the Fund's Charter and Bylaws. Information pertaining to the directors and officers of the Company is set forth below. Directors who are deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Interested Directors." Directors who are not deemed to be "interested persons" of the Company are referred to as "Independent Directors."

                                                                                        Number of
                                                                                      Portfolios
                         Position(s)      Term of                                       in Fund
                                        Office and                                     Complex 3
                         Held with       Length of      Principal Occupation(s)        Overseen by     Other Directorships
Name, Address and Age 1   Company      Time Served 2    During Past 5 Years             Director        Held by Director 4
---------------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTORS

Leslie B. Disharoon 5    Chairman      Since            Retired.                           1       Director & Chairman,
                                                                                                    Mercantile Funds,
Age 70                   of the        2002                                                        Inc.
                         Board                                                                     Director, Travelers Property
                                                                                                   Casualty Corp.;
                                                                                                   Director, Aegon USA, Inc.

Decatur H. Miller 6      Director      Since            Retired.                           1       Director, Mercantile Funds,
                                                                                                   Inc.
Age 70                                 2002


INDEPENDENT
DIRECTORS


Edward D. Miller         Director      Since            Dean/Chief Executive               1       Director, Millennium
                                                        Officer, Johns                             Pharmaceuticals;
Age 59                                 2002             Hopkins Medicine, January                  Director IDDS.
                                                        1997 to                                    Director, Mercantile Funds,
                                                        present; Interim Dean,                     Inc.
                                                        Johns Hopkins
                                                        Medicine, March 1996 to
                                                        January 1997; Chairman,
                                                        Department of Anesthesiology
                                                        and Critical Care Medicine,
                                                        Johns Hopkins University, July
                                                        1994 to present.

John R. Murphy           Director      Since            Vice Chairman, National            1       Director, Omnicom Group,
                                                        Geographic                                 Inc.; Board
Age 68                                 2002             Society, March 1998 to                     member, SIRSI Corp.; Chairman
                                                        present; President                         of the
                                                        and Chief Executive                        Board, eMotion, Inc.
                                                        Officer, National                          Director, Mercantile Funds,
                                                        Geographic Society, May                    Inc.
                                                        1996 to March
                                                        1998.


George R. Packard III    Director      Since            President, U.S. - Japan            1       Director, Offitbank.
                                                        Foundation, July                           Director, Mercantile Funds,
Age 70                                 2002             1998 to present; Professor,                Inc.
                                                        Johns Hopkins
                                                        University, 1994 - 1998.


OFFICERS

John J. Pileggi          President     Since            Executive Vice President of       N/A      Director, Performance Funds
                                                        Mercantile                                 Trust;
Two Hopkins Plaza                      2002             Safe-Deposit & Trust                       Directors, American
                                                        Company since 2002;                        Independence Funds;
Baltimore, MD 21201                                     President and Chief                        Director, Fulcrum Global
                                                        Executive Officer of                       Partners LLC;
Age 43                                                  Mercantile Capital                         Director, Boyd Watterson Asset
                                                        Advisors, Inc. since                       Management, LLC
                                                        2002; President and Chief
                                                        Executive
                                                        Officer of Hopkins Plaza
                                                        Securities since
                                                        2002; President and Chief
                                                        Executive
                                                        Officer of PlusFunds in
                                                        2001; President and
                                                        Chief Executive Officer of
                                                        ING Funds, ING Mutual Funds
                                                        Management Co., ING Mutual
                                                        Funds Distributor LLC and ING
                                                        Investment Products from 1998
                                                        to 2000.


Cornelia H. McKenna      Vice          Since            Vice President of Mutual          N/A      N/A
                                                        Fund
Two Hopkins Plaza        President     2002             Administration at
                                                        Mercantile Capital
Baltimore, MD 21201                                     Advisors, Inc. and
                                                        Mercantile Safe-Deposit
Age 35                                                  & Trust Company since 2001;
                                                        Assistant
                                                        Vice President of
                                                        Mercantile Safe-Deposit
                                                        & Trust Company from 1999
                                                        to 2001;
                                                        Funds Administrator for
                                                        Mercantile Safe-
                                                        Deposit & Trust Company
                                                        from 1998 to
                                                        1999; Senior Loan Officer,
                                                        PNC Mortgage
                                                        Corp. from 1997 to 1998.

MERCANTILE LONG-SHORT MANAGER FUND LLC
DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)
MARCH 31, 2003
--------------------------------------------------------------------------------

                                                                                        Number of
                                                                                      Portfolios
                         Position(s)      Term of                                       in Fund
                                        Office and                                     Complex 3
                         Held with       Length of      Principal Occupation(s)        Overseen by     Other Directorships
Name, Address and Age 1   Company      Time Served 2    During Past 5 Years             Director        Held by Director 4
---------------------------------------------------------------------------------------------------------------------------------
Bonnie C. Railey         Treasurer     Since            Vice President, Mercantile         N/A     N/A
                                                        Capital
Two Hopkins Plaza                      2002             Advisors, Inc. since 2002;
                                                        Manager,
Baltimore, MD 21201                                     Controlling Group Global
                                                        Funds
Age 39                                                  Administration, Deutsche
                                                        Banc Alex.
                                                        Brown from 2001 to 2002;
                                                        Compliance
                                                        Officer, Global Funds
                                                        Administration,
                                                        Deutsche Banc Alex. Brown
                                                        from 1999 to
                                                        2001; Senior Associate,
                                                        PricewaterhouseCoopers, LLP
                                                        from 1998 to
                                                        1999; Associate,
                                                        PricewaterhouseCoopers,
                                                        LLP from 1996 to 1998.


Jennifer E. Vollmer      Secretary     Since            Counsel, Investment & Wealth       N/A     N/A
Two Hopkins Plaza                      2002             Management at Mercantile
                                                        Capital
Baltimore, MD 21201                                     Advisors, Inc. since 2001;
                                                        Associate,
Age 30                                                  Deutsche Asset Management
                                                        from 1999 to
                                                        2001; attended William &
                                                        Mary School of
                                                        Law from 1996 to 1999;
                                                        Assistant Vice
                                                        President, Scott-European
                                                        Corporation
                                                        from 1993 to 1996.

1.Each director may be contacted by writing to the director, c/o Mercantile Funds, Inc., Two Hopkins Plaza, Baltimore, Maryland 21201, Attn: Funds Administration.


2. Each director holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified;
(ii) he shall have resigned; or (iii) he is removed by the Company's shareholders in accordance with the Company's Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified.


3. The "Fund Complex" consists solely of the Company.


4. Directorships of companies that are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.


5. Mr. Disharoon is considered to be an Interested Director because he and his wife own securities issued by Mercantile Bankshares Corporation.


6. Mr. Miller is considered to be an Interested Director because he and his wife are co-trustees of a trust for which Mercantile Safe-Deposit & Trust Company also acts as co-trustee and of which his wife is the sole beneficiary.